UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2026

PODCASTONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41795	35-2503373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 North Maple Drive, Suite 295

Beverly Hills, CA 90210

(Address of principal executive offices) (Zip Code)

(310) 858-0888

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	PODC	The NASDAQ Capital Market

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

The disclosure required by this Item is included in Item 5.02 of this Current Report on Form 8-K and is incorporated herein by reference. Based in part upon the representations of the director of PodcastOne, Inc. (the “Company”), the offering and issuance of the RSUs (as defined below), was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, pursuant to Rule 506(b) of Regulation D and/or Rule 701 promulgated thereunder and applicable state securities laws.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2026, Jon Merriman, an independent member of the board of directors (the “Board”) of the Company received a grant of 250,000 restricted stock units of the Company (the “RSUs”) in connection with his appointment as the lead director of the Board (the “Lead Director”), to serve in such position until his successor is appointed and qualified or until his earlier resignation or removal. Such grant was approved by the Board and was made under the Company’s 2022 Equity Incentive Plan (as amended, the “Plan”), as most recently amended on April 8, 2026 (the “Plan Amendment”). The Plan Amendment is subject to the Company’s receipt of stockholder approval of the Plan Amendment and shall be considered and voted upon by the stockholders of the Company at the Company’s upcoming 2026 annual meeting of stockholders, and therefore, the grant is subject to the Company receiving such stockholder approval. 1/3rd of the RSUs shall vest on the one-year anniversary of the grant date (the “Initial Vesting Date”) and thereafter, 1/3rd of the RSUs shall vest on each subsequent anniversary of the Initial Vesting Date (each an “Additional Vesting Date” and together with the Initial Vesting Date, the “Vesting Dates”), such that all of the RSUs shall fully vest on the three year anniversary of the grant date, in each case provided that Mr. Merriman continues to serve as the Lead Director through each applicable Vesting Date. Each RSU represents a contingent right to receive one share of the Company’s common stock or the cash value thereof. The Board, in its sole discretion, will determine in accordance with the terms and conditions of the Plan the form of payout of the RSUs (cash and/or stock). In the event of a Change of Control (as defined in the Plan), 100% of the RSUs shall vest immediately before the consummation of such event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PODCASTONE, INC.

Dated: May 12, 2026	By:	/s/ Robert S. Ellin
	Name:	Robert S. Ellin
	Title:	Executive Chairman

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